Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

POLEN GROWTH FUND

POLEN GLOBAL GROWTH FUND

POLEN INTERNATIONAL GROWTH FUND

POLEN U.S. SMALL COMPANY GROWTH FUND

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated November 30, 2018, to the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund’s (each a “Fund” and, collectively, the “Funds”) Prospectuses dated September 1, 2018, each as may be amended or supplemented from time to time.

This information in this supplement updates and amends certain information contained in the Prospectuses for the Funds and should be read in conjunction with such documents.

Effective immediately, the following paragraph is inserted immediately after the third paragraph under “Share Classes” in the “Purchase of Shares” section of each Prospectus:

In the event you modify or change your relationship with your financial intermediary through which you invest in the Fund (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE